GOLDMAN SACHS TRUST
Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares of the
Goldman Sachs Small/Mid Cap Value Fund
(the “Fund”)
Supplement dated April 17, 2025 to the
Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated
December 29, 2024, as supplemented to date
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Upon the recommendation of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), the Board of Trustees of Goldman Sachs Trust recently approved certain changes to the Fund’s name, principal investment strategy and performance benchmark. The Fund’s current investment objective to seek long-term capital appreciation will not change. After the close of business on June 20, 2025 (the “Effective Date”), the Fund’s name will change to the “Goldman Sachs Small/Mid Cap Equity Fund.”
After the Effective Date, the Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity securities issued by small- and mid-cap companies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth.
The Fund’s benchmark will change from the Russell 2500® Value Index to the Russell 2500® Index.
The Fund will experience higher portfolio turnover (i.e., the purchase and sale of securities) as the Investment Adviser implements these changes to the investment strategy. A high rate of portfolio turnover will result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and will result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the repositioning.
In light of these changes, Greg Tuorto will become a portfolio manager for the Fund. Robert Crystal will continue to manage the Fund. Sean Greely will no longer serve as a portfolio manager for the Fund.
Accordingly, on the Effective Date, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:
All references in the Prospectuses, Summary Prospectuses and SAI to the “Goldman Sachs Small/Mid Cap Value Fund” are replaced with “GS Small/Mid Cap Equity Fund.”
The following replaces in its entirety the “Goldman Sachs Small/Mid Cap Value Fund—Summary—Principal Strategy” section of the Prospectuses and “Principal Strategy” section of the Summary Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity securities issued by small-and mid-cap companies. Small-cap and mid-cap companies are companies with relatively small and middle market capitalizations, respectively. As of December 1, 2024, small and mid-cap issuers generally have public stock market capitalizations between $10 million and $37 billion; however, this capitalization range will change over time and with market conditions. The Fund may also invest in securities outside of the then-existing small and mid-cap issuer capitalization range at the time of investment.
The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”) to be positioned for long-term growth. Although the Fund will invest primarily in publicly traded U.S. securities, including real estate investment trusts (“REITs”), it may also invest in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in companies that only recently began to trade publicly.
The Fund’s fundamental equity investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. The Investment Adviser will also consider valuation of companies when determining whether to buy and/or sell securities. The Investment Adviser may integrate environmental, social and governance (“ESG”) factors with traditional fundamental factors as part of its fundamental research process. No one factor or consideration is determinative in the stock selection process. The Investment Adviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates, because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital or a company no longer fits within the Fund’s definition of a small/mid-cap company. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.
The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.
The Investment Adviser measures the Fund’s performance against the Russell 2500® Index.
In the “Goldman Sachs Small/Mid Cap Value Fund—Summary—Principal Risks of the Fund” section of the Prospectuses and the “Principal Risks of the Fund” section of the Summary Prospectuses, the following risk is replaced in its entirety by the following:
Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

In the “Goldman Sachs Small/Mid Cap Value Fund—Summary—Principal Risks of the Fund” section of the Prospectuses and the “Principal Risks of the Fund” section of the Summary Prospectuses, the following risk is added:
Initial Public Offering Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
The following replaces in its entirety the first paragraph of the “Goldman Sachs Small/Mid Cap Value Fund—Summary—Performance” section in the Multi-Class Prospectus and the “Performance” section in the Multi-Class Summary Prospectus:
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of a regulatorily required broad-based securities market index (Russell 3000® Index) (the “Regulatory Benchmark”) and the Russell 2500® Index (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. Through June 20, 2025, the Fund had been known as the Goldman Sachs Small/Mid Cap Value Fund, and certain of its strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. In addition, as of that date, the Fund’s performance benchmark changed from the Russell 2500® Value Index to the Russell 2500® Index. The Investment Adviser believes that the Russell 2500® Index is a more appropriate benchmark against which to measure performance in light of the changes to the Fund’s strategy. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page 37 of the Prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
The following replaces in its entirety the first paragraph of the “Goldman Sachs Small/Mid Cap Value Fund—Summary—Performance” section in the Class P Prospectus and the “Performance” section in the Class P Summary Prospectus:
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a regulatorily required broad-based securities market index (Russell 3000® Index) (the “Regulatory Benchmark”) and the Russell 2500® Index (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. Through June 20, 2025, the Fund had been known as the Goldman Sachs Small/Mid Cap Value Fund, and certain of its strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. In addition, as of that date, the Fund’s performance benchmark changed from the Russell 2500® Value Index to the Russell 2500® Index. The Investment Adviser believes that the Russell 2500® Index is a more appropriate benchmark against which to measure performance in light of the changes to the Fund’s strategy. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page 30 of the Prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
The following is added as a new row for each share class in the table under “Goldman Sachs Small/Mid Cap Value Fund—Summary—Performance—Average Annual Total Return” in the Prospectuses and under “Performance—Average Annual Total Return” in the Summary Prospectuses:

	1 Year	5 Years	Since Inception
Russell 2500® Index	17.42%	11.67%	8.68%
The following replaces in its entirety the second paragraph of the “Goldman Sachs Small/Mid Cap Value Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Management” section of the Summary Prospectuses:
Portfolio Managers: Robert Crystal, Managing Director, has managed the Fund since 2014; and Greg Tuorto, Managing Director, has managed the Fund since 2025.
The following replaces in its entirety the “Investment Management Approach—Principal Investment Strategies— Small/Mid Cap Value Fund” section of the Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its Net Assets in equity securities issued by in small-and mid-cap companies. Small-cap and mid-cap companies are companies with relatively small and middle market capitalizations, respectively. As of December 1, 2024, small and mid-cap issuers generally have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) between $10 million and $37 billion; however, this capitalization range will change over time and with market conditions. The Fund may also invest in securities outside of the then-existing small and mid-cap issuer capitalization range at the time of investment. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund will invest primarily in publicly traded U.S. securities, including REITs, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in companies that only recently began to trade publicly.

The Fund may invest in the aggregate up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations. The Fund may also invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities.
The Investment Adviser measures the Fund’s performance against the Russell 2500® Index. The Fund’s broad-based securities market index is the Russell 3000® Index. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as ‘SMID’ cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
The following replaces in its entirety the “Investment Management Approach—Principal Investment Strategies— GSAM Fundamental Equity Team’s Investment Approach” section of the Prospectuses:
GSAM Fundamental Equity Team’s Investment Approach
GSAM believes that fundamental, bottom-up research combined with a disciplined investment process is essential for seeking to generate attractive performance over the long-term.
The team’s investment process for the Funds involves: (1) using multiple industry-specific valuation metrics to identify economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. The GSAM Fundamental Equity team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative. Traditional fundamental factors that the GSAM Fundamental Equity team may consider include, but are not limited to, cash flows, balance sheet leverage, return on invested capital, industry dynamics, earnings quality and profitability.
The GSAM Fundamental Equity team may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors as part of its fundamental research process to seek to assess overall business quality and valuation, as well as potential risks. ESG factors that the GSAM Fundamental Equity team may consider include, but are not limited to, carbon intensity and emissions profiles, community impact, governance practices and board structure. The identification of a risk related to an ESG factor will not necessarily exclude a particular security or sector that, in the GSAM Fundamental Equity team’s view, is otherwise suitable and attractively priced for investment, and the GSAM Fundamental Equity team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. GSAM Fundamental Equity team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.
Through intensive, firsthand fundamental research our portfolio managers seek to purchase quality businesses selling at compelling valuations.
As stakeholders, the Funds have a vested interest in helping the companies in which they invest unlock value by improving corporate practices and being thoughtful stewards of capital. As part of its focus on long-term, active ownership, the Investment Adviser may, in certain circumstances, use proxy voting and engagement as some of the tools available to encourage positive corporate decision making and productive change, where possible.

Under the “Risks of the Funds” section of the Prospectuses, the following replaces the “Small/Mid Cap Value Fund” column in its entirety:

✓
•

Small/Mid Cap Equity Fund

Credit/Default	•

Cybersecurity	•

Derivatives	•

Dividend-Paying Investments

Emerging Countries	✓

ESG Integration	•

Foreign	✓

Geographic	•

Initial Public Offering (“IPO”)	✓

Interest Rate	•

Investment Style	✓

Large Shareholder Transactions	✓

Liquidity	•

Management	•

Market	✓

Master Limited Partnerships	•

Mid-Cap and Small-Cap	✓

NAV	•

Non-Diversification

Non-Investment Grade Fixed Income Securities	•

Option Writing Risk

Private Investments in Public Equity (“PIPEs”)	•

REIT	✓

Special Purpose Acquisition Companies (“SPACs”)	•

Stock	✓

U.S. Government Securities	•

The following row is added to the “Service Providers—Fund Managers” section of the Prospectuses:

Greg Tuorto, Managing Director	Portfolio Manager— GS Small/Mid Cap Equity	Since 2025	Mr. Tuorto joined the Investment Adviser in 2019. He is a portfolio manager on the Fundamental Equity Team focused on the Small Cap and Small/Mid Cap Growth and Equity strategies.

The following row to the “Service Providers—Fund Managers” section of the Prospectuses is being updated to the following:

Sean Greely, CFA Vice President	Portfolio Manager— GS Small Cap Value	Since 2023	Mr. Greely joined the Investment Adviser in 2023. He is a portfolio manager on the US Small Cap Value Team. Before joining the Investment Adviser, Sean was a portfolio manager at Bernzott Capital Advisers.

The following replaces in its entirety the “General Information about the Value and Growth Style Funds” section of the SAI:
The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, master limited partnerships (“MLPs”), shares of other investment companies (including exchange-traded funds (“ETFs”)), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in a Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.
Value Style Funds. The Equity Income, Focused Value, Large Cap Value, Mid Cap Value and Small Cap Value Funds are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Investment Adviser may also consider environmental, social, and governance factors as part of the fundamental research and stock selection process. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices. No one factor or consideration is determinative in the fundamental research and stock selection process.
The Equity Income Fund seeks to generate additional cash flow and may reduce volatility by the sale of call options. It is anticipated that the calls will typically be written against the S&P 500® Index (or against ETFs linked to the S&P 500® Index) or against other regional stock market indices. The goal of the Fund’s call writing is to generate an amount of premium that, when annualized and added to the Fund’s expected dividend yield, provides an attractive level of cash flow. The Investment Adviser anticipates generally writing call options with expirations of one month or less.
The Small Cap Value Fund is open for investment by new investors for such period as the Trust and Goldman Sachs deem appropriate based on various considerations, including the Fund’s capacity. Exchanges into the Fund from other Goldman Sachs Funds are also permitted. The Trust and Goldman Sachs reserve the right to close the Fund without prior notice. Please see the “Shareholder Guide – How to Buy Shares – What Else Should I Know About Share Purchases?” in the Fund’s Prospectus, as supplemented, for more information.
Growth Style Funds. The Enhanced Core Equity, Mid Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Strategic Growth and Technology Opportunities Funds are managed using a growth equity oriented approach. Equity investments for these Funds are selected based on their long-term prospects for above average growth. The Investment Adviser employs an investment strategy with three primary components. The first is to buy a business with the belief that wealth is created by the long- term ownership of a growing business. The second is to buy a high quality business that exhibits high-quality growth criteria including strong business franchise, favorable long-term trends and excellent management. The third component of the strategy is to buy the business at an attractive valuation. The Investment Adviser may also consider environmental, social, and governance factors as part of the fundamental research and stock selection process. The Investment Adviser maintains a long term outlook when implementing this disciplined investment process. No one factor or consideration is determinative in the fundamental research and stock selection process.
The U.S. Equity ESG, Large Cap Core and Small/Mid Cap Equity Funds may invest in securities of companies of any investment style and are managed using both the value and growth styles discussed above.
The following replaces the row for the “Small/Mid Cap Value Fund” under the “Management Services—Portfolio Managers—Compensation” section of the SAI:
Small/Mid Cap Equity Fund: Russell 2500® Index
The following replaces in its entirety the “Small/Mid Cap Value Fund” subsection in the “Portfolio Managers—Other Accounts Managed by the Portfolio Managers” section of the SAI:

Robert Crystal	5	$2,182	2	$186	9	$2,685	—	$—	—	$—	—	$—
Greg Tuorto[2]	8	$4,831	3	$1,237	6	$739	—	$—	—	$—	—	$—

[2]	Information for this portfolio manager for this Fund is as of August 31, 2024.
The following replaces in its entirety the “Small/Mid Cap Value” subsection in the “Portfolio Managers—Portfolio Managers’ Ownership of Securities in the Funds They Manage” section of the SAI:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Robert Crystal	Over $	1,000,000
Greg Tuorto[2]		None

[2]	Information for this portfolio manager for this Fund is as of August 31, 2024.
This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EQVALNMESTK 04-25